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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                       March 9, 1998 (February 20, 1998)



                            Suiza Foods Corporation
                            -----------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                   1-12755                          75-2559681
    --------                   -------                          ----------

(STATE OR OTHER
JURISDICTION OF         (COMMISSION FILE NUMBER)             (IRS EMPLOYER
INCORPORATION)                                             IDENTIFICATION NO.)




                      3811 Turtle Creek Blvd., Suite 1300
                              Dallas, Texas 75219
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              Registrant's telephone number, including area code:
                                 (214) 528-0939




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 20, 1998, Suiza completed the acquisition of Land-O-Sun Dairies, L.L.C., ("Land-O-Sun") for a purchase price of approximately $248 million, consisting of approximately $128 million in cash, $100 million of trust issued redeemable convertible preferred securities of Suiza Capital Trust and $20 million of Land-0-Sun preferred interests. In addition, Suiza refinanced Land-O-Sun's existing outstanding long-term indebtedness, which totaled approximately $52 million as of the closing date. In connection with the issuance of the trust issued redeemable convertible preferred securities, Suiza Capital Trust acquired $100 million in aggregate principal amount of convertible subordinated debentures issued by Suiza. The Company financed the cash portion of the purchase price and the refinancing of existing long-term indebtedness with borrowings under its senior credit facility with a group of banks led by First Union National Bank and First National Bank of Chicago. Land-O-Sun is based in Johnson City, Tennessee and operates 13 fluid dairy and ice cream processing facilities in Tennessee, North Carolina, South Carolina, Georgia, Illinois, Kentucky and Virginia. Land-O-Sun recorded net sales of approximately $464 million for its fiscal year ended December 31, 1997. The Land-O-Sun acquisition was accounted for using the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements required in connection with the Land-O-Sun acquisition are not included in this initial report but will be filed not later than 60 days after the date hereof.

         (b)      Pro Forma Financial Information

                  In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the Land-O-Sun acquisition are not included in this initial report but will be filed not later than 60 days after the date hereof.

         (c)      Exhibits

         2.1 Membership Interest Purchase Agreement and Recapitalization Agreement, dated as of January 31, 1998, by and among Suiza Foods Corporation, Dairy Farmers of America, Inc., DFA Investment Company and Land-O-Sun Dairies, Inc.

         2.2 First Amendment to Membership Interest Purchase Agreement and Recapitalization Agreement, dated as of February 20, 1998, by and among LOS Holdings, Inc. (as assignee of Suiza Foods Corporation), Dairy Farmers of America, Inc., DFA Investment Company and LOS Dairies, Inc. (as assignee of Land-O-Sun Dairies, Inc.).

         10.1 Indenture, dated as of February 20, 1998, between Suiza Foods Corporation, as Issuer, and Wilmington Trust Company, as Trustee.


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         10.2     Amended and Restated Declaration of Trust of Suiza Capital
                  Trust, dated as of February 20, 1998.

         10.3 5% Convertible Subordinated Debenture due 2018, issued by Suiza Foods Corporation to Suiza Capital Trust on February 20, 1998.

         10.4 Certificate for Preferred Securities of Suiza Capital Trust, issued to DFA Investment Company on February 20, 1998.

         10.5 Certificate for Common Securities of Suiza Capital Trust, issued to Suiza Foods Corporation on February 20, 1998.

         10.6 Preferred Securities Guarantee Agreement of Suiza Foods Corporation, dated as of February 20, 1998.

         10.7 Registration Rights Agreement, dated as of February 20, 1998, between DFA Investment Company and Suiza Foods Corporation.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  March 9, 1998           SUIZA FOODS CORPORATION



                                      By: /s/ Tracy L. Noll
                                         --------------------------------------
                                              Tracy L. Noll
                                              Vice President and Chief
                                              Financial Officer


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                               INDEX TO EXHIBITS
                               -----------------



       EXHIBIT
       NUMBERS    DESCRIPTION
       -------    -----------

         2.1 Membership Interest Purchase Agreement and Recapitalization Agreement, dated as of January 31, 1998, by and among Suiza Foods Corporation, Dairy Farmers of America, Inc., DFA Investment Company and Land-O-Sun Dairies, Inc.

         2.2 First Amendment to Membership Interest Purchase Agreement and Recapitalization Agreement, dated as of February 20, 1998, by and among LOS Holdings, Inc. (as assignee of Suiza Foods Corporation), Dairy Farmers of America, Inc., DFA Investment Company and LOS Dairies, Inc. (as assignee of Land-O-Sun Dairies, Inc.).

         10.1 Indenture, dated as of February 20, 1998, between Suiza Foods Corporation, as Issuer, and Wilmington Trust Company, as Trustee.

         10.2 Amended and Restated Declaration of Trust of Suiza Capital Trust, dated as of February 20, 1998.

         10.3 5% Convertible Subordinated Debenture due 2018, issued by Suiza Foods Corporation to Suiza Capital Trust on February 20, 1998.

         10.4 Certificate for Preferred Securities of Suiza Capital Trust, issued to DFA Investment Company on February 20, 1998.

         10.5 Certificate for Common Securities of Suiza Capital Trust, issued to Suiza Foods Corporation on February 20, 1998.

         10.6 Preferred Securities Guarantee Agreement of Suiza Foods Corporation, dated as of February 20, 1998.

         10.7 Registration Rights Agreement, dated as of February 20, 1998, between DFA Investment Company and Suiza Foods Corporation.